Exhibit 10.50

SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE 2005 FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.49
NAME
Judith L. Bacchus
Dave Bersaglini
Sanjay Chowbey
Faisal Hamadi
Michelle R. Keating
Carlonda R. Reilly
Patrick S. Watson